UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2019 (March 30, 2019)

TARGET HOSPITALITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Buckthorne Place, Suite 440

The Woodlands, TX 77380-1775

(Address, including zip code, of principal executive offices)

800-832-4242

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in the Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On March 30, 2019, the audit committee (the “Audit Committee”) of the board of directors (the “Board”) of Target Hospitality Corp. (the “Company”) approved the dismissal of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm. The Company communicated to Withum the Audit Committee’s decision on April 1, 2019. The reports of Withum on Platinum Eagle Acquisition Corp.’s, the Company’s legal predecessor (“Platinum Eagle”) consolidated balance sheets as of December 31, 2018 and 2017 and the consolidated statements of operations, changes in shareholders’ equity and cash flows for the year ended December 31, 2018 and for the period from July 12, 2017 (inception) to December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles except as follows: such audit report contained an explanatory paragraph in which Withum expressed substantial doubt as to Platinum Eagle’s ability to continue as a going concern if Platinum Eagle does not complete a business combination by January 17, 2020.

During the Company’s most recent fiscal year ended December 31, 2018 and for the period from July 12, 2017 (inception) to December 31, 2017 and the subsequent interim period through April 1, 2019, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such years.

During the Company’s most recent fiscal year ended December 31, 2018 and for the period from July 12, 2017 (inception) to December 31, 2017 and the subsequent interim period through April 1, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated April 3, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Audit Committee has engaged Ernst & Young LLP (“EY”) to review the Company’s financial statements for the quarterly period ended March 31, 2019 and intends to engage EY, subject to EY’s customary client acceptance procedures, as its new independent registered public accounting firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated April 3, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: April 3, 2019		Name: Heidi D. Lewis
Title: Executive VP, General Counsel and Secretary